SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 22, 2004

Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)

Commission File No. 1-15973

Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Non-Employee Directors Stock Compensation Plan

On September 23, 2004, the Board of Directors amended the Non-Employee Directors Stock Compensation Plan to provide that no new awards will be granted subsequent to January 1, 2005.

The amendment to the Non-Employee Directors Stock Compensation Plan is attached as Exhibit 10.1 to this report.

Amendment to Executive Supplemental Retirement Income Plan

On September 23, 2004, the Board of Directors amended the Company’s Executive Supplemental Retirement Income Plan (“ESRIP”) such that, effective September 1, 2004, participation is limited to participants in the plan as of September 1, 2004, and no new participants will be added to the plan after September 1, 2004. The Board is currently considering a new supplemental retirement plan for executives that, upon approval by the Board, would become effective January 1, 2005 and provide a reduced benefit compared to the current ESRIP.

Other changes were made to the ESRIP to coordinate with recent changes to the Northwest Natural Gas Company Retirement Plan for Non-Bargaining Unit Employees (“NBU Plan”), which allow members to name a non-spouse joint annuitant, and to provide that an election of the 50% or 100% Joint and Survivor Annuity under the NBU Plan is deemed to be an election of the 50% or 100% Joint and Survivor Annuity under the ESRIP.

The Executive Supplemental Retirement Income Plan (2004 Restatement) is attached as Exhibit 10.2 to this report.

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Election of Chief Financial Officer

On September 22, 2004, the Board of Directors of Northwest Natural Gas Company (the Company) elected David H. Anderson, to the position of Senior Vice President and Chief Financial Officer of the Company, effective September 30, 2004.

Mr. Anderson, 42, joins the Company from TXU Corporation where he worked most recently as Chief Financial Officer of TXU Gas, a subsidiary of TXU Corporation, since June 2004. In his 16-year career with TXU Corporation, he worked in various other capacities, including Vice President of Investor Relations and Shareholder Services from 1997 to 2003 and Senior Vice President, Principal Accounting Office and Controller from 2003 to 2004. Prior to his service at TXU, he practiced public accounting in Texas. Mr. Anderson earned a degree in accounting from Texas Tech University.

Upon his election, the Board of Directors approved (i) an annual salary of $260,000, (ii) a $40,000 hiring bonus, (iii) a grant of 16,000 stock options, vesting over three years and (iv) a restricted stock grant of 5,000 shares, vesting over five years. In addition, Mr. Anderson will be eligible to participate in the Company’s executive compensation plans according to the terms of each of the plans. Mr. Anderson will also become a party to the Company’s form of Executive Severance Agreement.

A copy of the Company’s form of restricted stock agreement to be executed by Mr. Anderson is attached as Exhibit 10.3 to this report.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

10.1	Non-Employee Directors Stock Compensation Plan, as amended, effective January 1, 2005.

10.2	The Executive Supplemental Retirement Income Plan (2004 Restatement), effective September 1, 2004.

10.3	Form of Restricted Stock Bonus Agreement as entered into between the Company and certain executive officers.

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Forward-Looking Statements

This report and other presentations made by the Company from time to time may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and other statements that are other than statements of historical facts. The Company’s expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis. However, each such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the following important factors, among others, that could cause the actual results of the Company to differ materially from those projected in such forward-looking statements: (i) prevailing state and federal governmental policies and regulatory actions, including those of the Oregon Public Utility Commission, the Washington Utilities and Transportation Commission and the U.S. Department of Transportation’s Office of Pipeline Safety, with respect to allowed rates of return, industry and rate structure, purchased gas and investment recovery, acquisitions and dispositions of assets and facilities, operation and construction of plant facilities, the maintenance of pipeline integrity, present or prospective wholesale and retail competition, changes in tax laws and policies and changes in and compliance with environmental and safety laws, regulations and policies; (ii) weather conditions and other natural phenomena; (iii) unanticipated population growth or decline, and changes in market demand caused by changes in demographic or customer consumption patterns; (iv) competition for retail and wholesale customers; (v) pricing of natural gas relative to other energy sources; (vi) risks relating to dependence on a single pipeline transportation provider for natural gas supply; (vii) risks resulting from uninsured property damage to Company property, intentional or otherwise; (viii) unanticipated changes in interest or foreign currency exchange rates or in rates of inflation; (ix) economic factors that could cause a severe downturn in certain key industries, thus affecting demand for natural gas; (x) unanticipated changes in operating expenses and capital expenditures; (xi) unanticipated changes in future liabilities relating to employee benefit plans; (xii) capital market conditions, including their effect on pension costs; (xiii) competition for new energy development opportunities; (xiv) potential inability to obtain permits, rights of way, easements, leases or other interests or other necessary authority to construct pipelines, develop storage or complete other system expansions; and (xv) legal and administrative proceedings and settlements. All subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, also are expressly qualified by these cautionary statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for the Company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated: September 28, 2004	/s/ Beth A. Ugoretz
Senior Vice President and
General Counsel

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